Investment Advisor
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 800
Durham, North Carolina 27707
1-800-680-4199

Administrator                             SEMI-ANNUAL REPORT
Countrywide Fund Services, Inc.           December 31, 1997
312 Walnut Street                           (Unaudited)
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-622-2474

Independent Auditors                      ====================
Arthur Andersen LLP                         OAK VALUE FUND
425 Walnut Street                         --------------------
Cincinnati, Ohio  45202

Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.
                                          Member of
Officers                                  ======================
George W. Brumley III, President          100% No-LOAD
David R. Carr, Jr., Vice President        MUTUAL FUND
and Treasurer                             COUNCIL
John F. Splain, Secretary                 =======================

LETTER TO SHAREHOLDERS                                      February 10, 1998
===============================================================================
The Oak Value Fund continued its trend of superior performance and growth during the first half of the 1998 fiscal year. The Fund achieved several major milestones during the period including:

o CONTINUED ASSET GROWTH -- The net assets of the Fund have increased from $82.6 million on June 30, 1997 to $141.8 million on December 31, 1997. At this writing, net assets in the Fund exceed $200 million. Total direct shareholders in the Fund increased from 1703 to 2245 during the first half of the fiscal year. Additionally, the Fund has several thousand shareholders which have invested through various mutual fund marketplaces.

o CONTINUED REDUCTION OF THE EXPENSE RATIO -- As a result of the continued growth of the Fund, the total expense ratio of the Fund has been reduced to 1.30% of average net assets on an annualized basis for the six month period ended December 31, 1997. This compares to an expense ratio of 1.75% for the comparable period ended December 31, 1996. The current accrual rate for expenses of the Fund is 1.20%.

o EXPANDED AVAILABILITY THROUGH MUTUAL FUND MARKETPLACES -- Effective October 13, 1997 the Fund became available through the Jack White & Co. mutual fund marketplace on a no transaction fee basis. This relationship further increases the Fund's availability to individual investors and investment advisors across the country. Other such programs in which the Fund is available include Fidelity's Funds Network and the Schwab Mutual Fund OneSource service.

o SUPERIOR PERFORMANCE -- The Fund outperformed both the S&P 500 Index and its peer group as measured by the Lipper Growth Fund Index for the period. The Fund also outperformed these benchmarks for the one year, three year and since inception periods ended December 31, 1997.

Listed below is a comparison of the Fund's performance versus the Lipper Growth Fund Index and the S&P 500 Index (with dividends) for the periods ended December 31, 1997.

                      Six    One     Three    Since
                    Months   Year    Years*  Inception*
                    -----    -----   ------  --------
Oak Value Fund....  14.52%   37.70%  31.79%   22.67%
Lipper Growth
   Fund Index.....  10.99%   28.08%  25.91%   16.90%
S&P 500 Index.....  10.56%   33.36%  31.15%   20.37%

*Annualized.

At this writing, the Fund has reached its five year anniversary. As the Fund's advisors, our goal has been and will continue to be to produce above average returns for the Fund's shareholders. We are very pleased to report that the Fund's performance through December 31, 1997 has achieved that objective. Though the past is certainly no guarantee of future results, we will continue our pursuit of this goal through our search for "good businesses with good management at attractive prices." The challenges of managing a growing mutual fund in a rising market have persisted. The flow of new cash into the Fund has increased in recent months as the total assets of the Fund reached $141 million at the end of December.

Our last letter to our shareholders was at a time when relatively high valuations for many of our larger companies prohibited additional allocations of capital into those holdings. The market volatility of the past several months has presented us with a somewhat different scenario. As the markets became increasingly concerned about the turmoil in Asia, many of our smaller and mid-sized companies which had little if any international exposure have produced attractive returns. On the other hand, many of those larger global companies into which we were interested in allocating additional capital have become more reasonably valued. Our patience and valuation discipline were rewarded as we were able to increase the Fund's exposure to Coca Cola, Avon Products, AFLAC and Interpublic Group during the most recent period. These companies have superior franchises with great management. We are pleased that we have again been afforded the opportunity to purchase these businesses at attractive prices. For our new shareholders we reiterate our preference for achieving international exposure in the Fund by investing in U.S. domiciled companies which are global leaders with dominant worldwide positions in their respective businesses. While this approach is certainly not without risk, our experience continues to confirm its prudence.

IN ASIA WITH COKE...
We visited Coke in Hong Kong and Shanghai in October and were again amazed at the power of the Coke marketing machine, the quality of the Coke management team in the field and this company's demonstrated ability to execute in local markets around the globe. We have become increasingly convinced that Coca Cola is perhaps the best company in the world in terms of its business model and its demonstrated ability to execute that model. We believe this model presents Coke with the opportunity to experience increasing unit volume while increasing prices over much of the globe as emerging markets experience economic growth. This model becomes even more attractive as one realizes Coke's potential to experience these phenomenon while maintaining relatively stable costs on a per unit basis. Increasing unit volume - increasing prices - stable (or perhaps declining) unit costs - these are the makings of a powerful economic engine. The time that we spent in China and Hong Kong confirmed our belief that the risk we encounter in owning Coke as long term investors is much less than that of not properly valuing Coke and missing an opportunity to purchase shares of this "great business with great management" when attractive prices are available. We continue to refine our valuation model for the Coca Cola Company so as not to miss an opportunity to allocate additional capital to this great business when we receive an adequate margin of safety. No company is so wonderful that the investor should cast caution to the wind and buy blindly. Not even Coke.

AN UPDATE ON INSURANCE...
Over the course of the last several years, we have invested in a few high quality niche property and casualty insurers. We have come to understand and appreciate the significant financial leverage that a well run and properly underwritten insurer can provide its shareholders. A disciplined approach to the underwriting of risk becomes increasingly valuable in a "soft" pricing environment such as that which the industry has recently experienced. The property and casualty companies we own have all demonstrated an ability to write business when pricing is attractive and the discipline to step aside when it is not. These companies have also demonstrated their ability to effectively manage their investment portfolios. This combination of disciplined underwriting and effective investing is a very powerful economic combination. In soft markets, these companies will tend to experience less top line growth from underwriting while continuing to build value for shareholders through their investment portfolios. Markel, Progressive Corp., RLI Corp. and General Re Corp. have all demonstrated their abilities in this regard in recent months as their share prices posted increases in excess of twenty percent during the six month period that ended December 31, 1997. Capital flows into the insurance industry are often rapid. Future pricing cycles will likely be different from those of the present or the past. We remain confident that the business models these companies employ will position them to continue to produce above average returns for their shareholders over the long term.

We have also come to recognize the potential signs of deteriorating economics of various lines of the property and casualty insurance business. Such signs were the motivating factors for our sale of Acceptance Insurance during the period. We have owned Acceptance for several years as the company evolved into a stand-alone property and casualty insurer and one of the country's largest providers of crop insurance. The crop insurance business was historically a profitable business in which there were only a few competitors. Regulatory changes a few years ago suggested potentially improving prospects for the crop business. The crop insurance business at Acceptance was a major contributor to the company's overall earnings. A less accommodating regulatory environment of late, increased competition and margin pressures in the crop business, combined with slower than anticipated progress in other lines of business lead to our sale of this investment.

 ... AND BROADCASTING AND NEWSPAPERS
The Fund has held several positions in the newspaper and television broadcasting businesses for some time. One of these companies, LIN Television became the target for acquisition during the most recent period. The result of an interesting bidding battle was a final offer that we believe to be fair to the company's shareholders. As this broadcaster left our portfolio, we were afforded the opportunity to add A.H. Belo and Hearst Argyle Television. We have followed Belo for several years and were ultimately attracted to this fine newspaper and broadcasting company because of its superior franchises and proven management. Belo's Dallas Morning News is one of the country's most dominant newspapers in terms of subscriber penetration. Hearst Argyle is a broadcasting company that was created with the merging of the television stations of Argyle Televisions with the television stations of the Hearst Corporation. The surviving entity is, in our opinion, one of the most attractive pure plays in the broadcasting business. These additions to our newspaper and broadcasting holdings exhibit many of the characteristics present in our other holdings in these industries. We continue to believe that these companies, along with the Washington Post, Pulitzer Publishing and E. W. Scripps, will produce above average returns for our shareholders in the future.

GREAT MANAGEMENT TENDS TO DELIVER...
The Fund has owned Oakwood Homes for several years. We have been handsomely rewarded for our conviction that their vertically integrated business model was superior to that of their competitors. While the mobile home industry remains subject to cyclical swings, we continue to believe that Oakwood's integration into retailing, financing and insuring the products they manufacture will result in less operating volatility than might otherwise be the case. We have commented about Oakwood's execution of the financing business on several occasions in recent years. Yet, the "market" still seems to view this company as just another manufacturing and retailing business. Nick St. George and his management team have executed an impressive business plan in a business that has been viewed historically as a very tough business. We appreciate their efforts.

A LITTLE MORE "MARGIN OF SAFETY"
We recently had an interesting discussion with one of our friends at a large reinsurance company. The discussion focused on our fear of inflation and the resultant impact that such a fear might have on our valuation process. He postulated that perhaps we fear inflation much like our grandparents feared the depression. It is an interesting concept that those of us who experienced those periods of high inflation during the 1970s and early 1980s might be naturally fearful of their return. His point was that perhaps we are too conservative in our valuations since the discount rate we use in discounting cash flows exhibits a bias toward higher rates. While the conversation was interesting and thought provoking, we remain firm in our belief that, as value investors, any excess conservatism only serves to increase our "margin of safety" in the investments we pursue. By definition, our investment philosophy focuses on factors and variables that can, and often do, serve to provide additional margin of safety. This point is most appropriately addressed in our definition of "good businesses." We believe that "good businesses" are businesses which have the ability to produce predictable, growing excess cash flow. Our pursuit of predictability within this definition is of paramount importance. We believe that a company's ability to control its future is driven by its position relative to its customers, suppliers, competitors and substitute products. To borrow a Buffett analogy, we search for companies which have a "moat" around themselves relative to these forces. Control of destiny means business decisions such as pricing are controlled by the company in question and not by the competitor. Companies with products that are easily substituted by another tend to have little control over their destiny as pricing is determined by those competitors and not by the company. We believe the Fund's portfolio is comprised of companies that will increase the value of their business, over the long term, in most economic environments. Fluctuations will occur and challenges are certain. Companies in control of their own destiny because of superior positioning and economics will find opportunities and will withstand vicissitudes better than those who are not. Higher discount rates for valuation purposes and businesses with greater predictability -- these are crucial components of our value philosophy and central to our pursuit of "margin of safety." They have made significant contributions to our investment results in the past. We are confident of their potential contribution in the future.

A FRIENDLY REMINDER
In closing, we feel obligated to repeat a message from earlier letters. "Markets will fluctuate and will decline, but you have entrusted your capital to managers making informed rational business decisions based on proven principles. When declines occur we will all suffer, but the soundness of our philosophy and the quality of our businesses and their management should provide us comfort and continued long term success." Thank you for your confidence and support.

Sincerely,


/s/ David R. Carr


David R. Carr, Jr.
Co-Manager


/s/ George W. Brumley


George W. Brumley, III
Co-Manager

OAK VALUE FUND
PERFORMANCE INFORMATION
===============================================================================
A Representation of the Performance Information Contained in the
December 31, 1997 Semi-Annual Report is set forth below:

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OAK VALUE FUND, LIPPER GROWTH FUND INDEX AND STANDARD & POOR'S 500 INDEX


STANDARD & POOR'S 500 INDEX:                OAK VALUE FUND:

               QTRLY                                      QTRLY
  DATE         RETURN    BALANCE            DATE          RETURN      BALANCE

  01/18/93               10,000             01/18/93                  10,000
  03/31/93     3.93%     10,393             03/31/93      3.53%       10,353
  06/30/93     0.49%     10,443             06/30/93      0.04%       10,357
  09/30/93     2.56%     10,711             09/30/93     10.48%       11,442
  12/31/93     2.32%     10,960             12/31/93      6.66%       12,204
  03/31/94    -3.79%     10,544             03/31/94     -4.86%       11,611
  06/30/94     0.42%     10,588             06/30/94      1.79%       11,818
  09/30/94     4.89%     11,106             09/30/94      5.53%       12,472
  12/31/94    -0.02%     11,104             12/31/94     -3.66%       12,015
  03/31/95     9.74%     12,186             03/31/95      9.50%       13,157
  06/30/95     9.55%     13,350             06/30/95      1.34%       13,334
  09/30/95     7.95%     14,411             09/30/95     10.34%       14,712
  12/31/95     6.02%     15,278             12/31/95      5.27%       15,487
  03/31/96     5.37%     16,098             03/31/96      7.40%       16,633
  06/30/96     4.49%     16,821             06/30/96      3.44%       17,206
  09/30/96     3.09%     17,341             09/30/96      7.43%       18,483
  12/31/96     8.34%     18,786             12/31/96      8.08%       19,976
  03/31/97     2.68%     19,290             03/31/97      0.34%       20,045
  06/30/97    17.46%     22,657             06/30/97     19.83%       24,020
  09/30/97     7.49%     24,354             09/30/97      7.46%       25,813
  12/31/97     2.87%     25,054             12/31/97      6.57%       27,508


LIPPER GROWTH FUND INDEX:

              QTRLY
 DATE         RETURN      BALANCE

 01/18/93                  10,000
 03/31/93      1.27%       10,127
 06/30/93      1.47%       10,272
 09/30/93      4.80%       10,765
 12/31/93      2.46%       11,030
 03/31/94     -2.99%       10,700
 06/30/94     -2.20%       10,465
 09/30/94      4.91%       10,978
 12/31/94     -1.11%       10,857
 03/31/95      7.23%       11,642
 06/30/95     10.70%       12,888
 09/30/95      9.08%       14,058
 12/31/95      2.45%       14,402
 03/31/96      4.51%       15,051
 06/30/96      3.33%       15,552
 09/30/96      2.82%       15,991
 12/31/96      5.80%       16,919
 03/31/97     -0.34%       16,861
 06/30/97     15.80%       19,525
 09/30/97     10.25%       21,527
 12/31/97      0.67%       21,671

     Oak Value Fund
Average Annual Total Returns
 As of December 31, 1997

1 Year        Since Inception*
37.70%        22.67%

Past performance is not predictive of future performance.

----------------------------------------------------------------------------------------------------------------------------------
                                      NON-STANDARDIZED TOTAL RETURNS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Since
                                    Calendar     Calendar     Calendar    Calendar     Calendar    Inception*
                                      1993*        1994         1995        1996         1997   (as of 12/31/97)

-----------------------------------------------------------------------------------------------------------------------------------
   Oak Value Fund...............     22.04%      -1.54%        28.89%       28.99%      37.70%      175.08%
   Lipper Growth Fund Index.....     10.30%      -1.57%        32.65%       17.48%      28.08%      116.70%
   S&P 500 Index................      9.60%       1.32%        37.58%       22.96%      33.36%      150.52%


----------------------------------------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 For the Periods Ended December 31, 1997

                                                                                                      Since
                                                          Six Months(A)  One Year    Three Years   Inception*

-----------------------------------------------------------------------------------------------------------------------------------
   Oak Value Fund.....................................       14.52%        37.70%       31.79%       22.67%
   Lipper Growth Fund Index...........................       10.99%        28.08%       25.91%       16.90%
   S&P 500 Index......................................       10.56%        33.36%       31.15%       20.37%

*    Inception date of the Oak Value Fund was January 18, 1993.
(A)  Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (Unaudited)

===================================================================================================================================
ASSETS
Investments in securities at value (Note 1) (acquisition cost of $95,231,464)...............   $ 123,768,322
Investments in repurchase agreements (Note 1)...............................................      16,771,000
Cash .......................................................................................             670
Receivable for capital shares sold..........................................................       2,916,688
Dividends receivable........................................................................          42,864
Interest receivable.........................................................................           2,562
Organization expenses, net (Note 1).........................................................           1,749
Other assets................................................................................          14,502
                                                                                              ---------------
     TOTAL ASSETS...........................................................................     143,518,357
                                                                                              ---------------

LIABILITIES
Payable for securities purchased............................................................       1,477,189
Payable for capital shares redeemed.........................................................          89,703
Payable to affiliates (Note 3)..............................................................         109,568
Other accrued expenses and liabilities......................................................           4,214
                                                                                              ---------------
   TOTAL LIABILITIES........................................................................       1,680,674
                                                                                              ---------------

NET ASSETS .................................................................................   $ 141,837,683
                                                                                              ===============


Net assets consist of:
Paid-in capital.............................................................................   $ 113,265,721
Accumulated net realized gains from security transactions...................................           3,079
Undistributed net investment income.........................................................          32,025
Net unrealized appreciation on investments..................................................      28,536,858
                                                                                              ---------------

Net assets..................................................................................   $ 141,837,683
                                                                                              ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)................................................................       6,117,334
                                                                                              ===============

Net asset value, offering price and redemption price per share (Note 1).....................   $       23.19
                                                                                              ===============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended December 31, 1997 (Unaudited)

===================================================================================================================================

INVESTMENT INCOME
   Dividends................................................................................   $     332,210
   Interest.................................................................................         374,130
                                                                                              ---------------

     TOTAL INVESTMENT INCOME................................................................         706,340
                                                                                              ---------------

EXPENSES
   Investment advisory fees (Note 3)........................................................         466,833
   Administrative services fees (Note 3)....................................................          64,009
   Registration fees........................................................................          42,594
   Trustees' fees and expenses..............................................................          25,918
   Shareholder services and transfer agent fees (Note 3)....................................          18,197
   Accounting services fees (Note 3)........................................................          18,000
   Professional fees........................................................................          13,251
   Postage and supplies.....................................................................          12,646
   Custodian fees...........................................................................           6,455
   Amortization of organization expenses (Note 1)...........................................           2,000
   Other expenses...........................................................................           4,412
                                                                                              ---------------

     TOTAL EXPENSES.........................................................................         674,315
                                                                                              ---------------


NET INVESTMENT INCOME ......................................................................          32,025
                                                                                              ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions............................................       2,036,093
   Net change in unrealized appreciation/depreciation on investments........................      12,513,568
                                                                                              ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................................      14,549,661
                                                                                              ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................................................   $  14,581,686
                                                                                              ===============

See  accompanying  notes to financial  statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended December 31, 1997 and June 30, 1997

===================================================================================================================================

                                                                               Six Months
                                                                                  Ended             Year
                                                                              December 31,          Ended
                                                                                  1997            June 30,
                                                                               (Unaudited)          1997

----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income/(loss)..........................................    $      32,025     $     (61,841)
   Net realized gains from security transactions.........................        2,036,093         1,928,590
   Net change in unrealized appreciation/depreciation on investments.....       12,513,568        12,758,225
                                                                            ---------------   ---------------

Net increase in net assets from operations...............................       14,581,686        14,624,974
                                                                            ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains from security transactions....................       (2,045,012)      (2,635,872)
                                                                            ---------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS(a):
   Proceeds from shares sold.............................................       60,732,658        51,487,814
   Net asset value of shares issued in reinvestment
     of distributions to shareholders....................................        1,922,015         2,518,348
   Payments for shares redeemed..........................................      (16,015,076)       (5,399,389)
                                                                            ---------------   ---------------

Net increase in net assets from capital share transactions...............       46,639,597        48,606,773
                                                                            ---------------   ---------------

TOTAL INCREASE IN NET ASSETS ............................................       59,176,271        60,595,875

NET ASSETS:
   Beginning of period...................................................       82,661,412        22,065,537
                                                                            ---------------   ---------------

   End of period.........................................................    $ 141,837,683     $  82,661,412
                                                                            ===============   ===============


(a)Summary of capital share activity:
   Shares sold...........................................................        2,766,458         2,752,396
   Shares issued in reinvestment of distributions to shareholders........           87,884           132,044
   Shares redeemed.......................................................         (743,721)         (290,774)
                                                                            ---------------   ---------------

   Net increase in shares outstanding....................................        2,110,621         2,593,666
   Shares outstanding, beginning of period...............................        4,006,713         1,413,047
                                                                            ---------------   ---------------

   Shares outstanding, end of period.....................................        6,117,334         4,006,713
                                                                            ===============   ===============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

===================================================================================================================================
                                                                                                              For the
                                            Six Months                                                        Period
                                               Ended        Year         Year      Ten Months      Year       January 18,
                                             Dec. 31,       Ended        Ended        Ended        Ended      1993(b) to
                                               1997       June 30,     June 30,     June 30,     Aug. 31,      Aug. 31,
                                            (Unaudited)     1997         1996        1995(a)       1994          1993

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period.....  $  20.63     $  15.62     $  12.19     $  12.50      $ 10.96      $ 10.00
                                            ----------    ----------   ---------    ---------     ---------    ---------

Income from investment operations:
   Net investment income/(loss)............      0.01        (0.02)       (0.04)       (0.05)        (0.02)       (0.03)
   Net realized and unrealized gains on          2.96         6.06         3.57         0.55          1.78          0.99
     investments                             ----------  ----------    ---------     ---------     ---------    ---------

Total from investment operations...........      2.97         6.04         3.53          0.50         1.76          0.96
                                            ----------  ----------     ---------     ---------      ---------   ---------

Less distributions:
   From net realized gains from security        (0.41)       (1.03)       (0.10)        (0.81)       (0.22)          --
     transactions                           ----------  ----------     ---------      ---------      ---------  ---------

Net asset value at end of period...........  $  23.19     $  20.63     $  15.62       $  12.19      $ 12.50       $ 10.96
                                            ==========  ==========     =========      =========      =========   =========

Total return...............................     28.81%(d)    39.60%       29.04%          5.78%(d)    16.07%        16.11%(d)
                                            ==========   ==========    =========       =========     =========   =========

Net assets at end of period (000's)........  $141,838     $ 82,661     $ 22,066       $ 10,250       $ 8,769     $ 1,890
                                            ==========   ==========    =========      =========      =========    =========

Ratio of net expenses to average net             1.30%(d)     1.59%        1.90%           1.89%(d)     1.89%        2.19%(d)
 assets(c)

Ratio of net investment income/(loss)
   to average net assets...................      0.06%(d)    (0.16%)      (0.43%)        (0.53%)(d)    (0.58%)     (0.81%)(d)


Portfolio turnover rate ...................        17%(d)       22%          58%            103%(d)        91%         43%(d)

Average commission rate per share..........    $  .0573      $  .0593    $     --       $     --        $    --     $    --

(a) Effective July 1, 1995, the Fund was reorganized and changed its fiscal year end from August 31 to June 30.

(b) Commencement of operations.

(c) Absent fee waivers and/or expense  reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.15%, 2.38%(d),  2.80%, and 6.29%(d) for the periods ended June 30, 1996,  June 30, 1995,
    August 31, 1994 and August 31, 1993, respectively.

(d) Annualized.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)

===================================================================================================================================
                                                                                                  Market
     Shares      COMMON STOCKS -- 87.3%                                                             Value

-----------------------------------------------------------------------------------------------------------------------------------
                 ADVERTISING -- 3.9%
        111,975  Interpublic Group Companies, Inc...........................................   $   5,577,755
                                                                                              ---------------

                 BEVERAGES -- 3.1%
         65,800  Coca-Cola Company..........................................................       4,383,925
                                                                                              ---------------

                 BROADCASTING -- 10.5%
         83,950  A. H. Belo Corporation, Class A............................................       4,711,694
        101,700  Hearst-Argyle Television, Inc. (a)  .......................................       3,025,575
         60,475  Jacor Communications, Inc. (a)  ...........................................       3,212,734
         72,125  LIN Television Corporation(a) .............................................       3,930,812
                                                                                              ---------------


                                                                                                  14,880,815
                                                                                              ---------------
                 CONGLOMERATE -- 6.0%
            128  Berkshire Hathaway, Inc., Class A(a) ......................................       5,888,000
          1,699  Berkshire Hathaway, Inc., Class B(a) ......................................       2,614,761
                                                                                              ---------------
                                                                                                   8,502,761
                                                                                              ---------------
                 CONSUMER PRODUCTS -- 9.5%
        110,800  Avon Products, Inc.........................................................       6,800,350
        170,825  Nike, Inc., Class B........................................................       6,704,881
                                                                                              ---------------
                                                                                                  13,505,231
                                                                                              ---------------
                 ENTERTAINMENT -- 4.2%
         59,776  The Walt Disney Company....................................................       5,921,560
                                                                                              ---------------

                 HEALTHCARE/PHARMACEUTICAL -- 5.2%
        121,275  R. P. Scherer Corporation(a) ..............................................       7,397,775
                                                                                              ---------------

                 INFORMATION SERVICES -- 2.1%
         95,425  Dun & Bradstreet Corporation ..............................................       2,952,211
                                                                                              ---------------

                 INSURANCE - ACCIDENT & HEALTH -- 4.2%
        115,775  AFLAC, Inc.................................................................       5,918,997
                                                                                              ---------------

                 INSURANCE - PROPERTY & CASUALTY -- 12.5%
         25,190  Markel Corporation(a) .....................................................       3,932,789
         35,900  Progressive Corporation ...................................................       4,303,512
        189,100  RLI Corporation ...........................................................       9,419,544
                                                                                              ---------------
                                                                                                  17,655,845
                                                                                              ---------------
                 INSURANCE - REINSURANCE -- 2.9%
         19,600  General Re Corporation ....................................................       4,155,200
                                                                                              ---------------

                 MANUFACTURED HOUSING -- 4.0%
        170,950  Oakwood Homes Corporation..................................................       5,673,403
                                                                                              ---------------

===================================================================================================================================
                                                                                                  Market
     Shares      COMMON STOCKS -- 87.3%                                                            Value

-----------------------------------------------------------------------------------------------------------------------------------
                 MEDIA -- 14.7%
        105,308  Pulitzer Publishing Company................................................   $   6,614,659
        164,350  Scripps (E.W.) Company.....................................................       7,960,703
         13,004  Washington Post Company, Class B...........................................       6,326,446
                                                                                              ---------------
                                                                                                  20,901,808
                                                                                              ---------------
                 MORTGAGE BANKING -- 1.9%
         65,200  Federal Home Loan Mortgage Corporation.....................................       2,734,325
                                                                                              ---------------

                 PERSONAL CARE/COSMETICS -- 2.6%
         35,910  Gillette Company...........................................................       3,606,711
                                                                                              ---------------



                 TOTAL COMMON STOCKS (Cost $95,231,464) ....................................   $ 123,768,322
                                                                                              ---------------

===================================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(b) -- 11.8%                                                 Value

-----------------------------------------------------------------------------------------------------------------------------------
$    16,771,000  Star Bank, N.A., 5.50%, dated 12/31/97, due 01/02/98,
                    repurchase proceeds $16,776,124 (Cost $16,771,000)......................   $  16,771,000
                                                                                              ---------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.1% ..............   $ 140,539,322

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.9% ..............................       1,298,361
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $ 141,837,683
                                                                                              ===============

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Unaudited)
===============================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income is of secondary importance.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of December 31,1997:
--------------------------------------------------------------------------------
Gross unrealized appreciation..................................   $  30,824,414
Gross unrealized depreciation..................................      (2,290,529)
                                                                  --------------
Net unrealized appreciation....................................   $  28,533,885
                                                                 ===============

--------------------------------------------------------------------------------

The tax basis of investments for the Fund as of December 31, 1997 was $95,234,437. The difference between financial reporting and federal income tax cost amounts is due to certain timing differences in recognizing capital losses under generally accepted accounting principles and tax regulations.

2.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $45,972,000 and $7,668,407 respectively, for the six months ended December 31, 1997.

3.  TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Trust are also officers of Oak Value Capital Management, Inc. (the Adviser) or Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations for the Fund's portfolio securities.